Deferred income	12 Months Ended
Dec. 31, 2020
Accruals and deferred income [abstract]
Disclosure of deferred income [text block]
18	Deferred income

Deferred income consists of the following:

	As of December 31
in 000€	2020	2019	2018
Deferred maintenance & license	30,242	27,667	22,606
Deferred (project) fees	4,555	4,647	4,838
Deferred government grants	85	358	338
Total	34,882	32,672	27,782
current	29,555	27,641	23,195
non-current	5,327	5,031	4,587

The deferred maintenance and license revenue consist of maintenance and license fees paid up-front which are deferred and recognized in earnings over either the maintenance period or the duration of the license. The deferred (project) fees consist of one-time and advance payments received which are deferred in accordance with the revenue accounting policies. The deferred government grants are recognized as income under “other operating income”.

We refer to Note 22.1.2 for more detail on the contract liabilities.